“ Advancing the Development of Li thium & other Strategic Minerals” April 2013 1 Corporate Presentation

Disclaimer: 2 Any statements contained herein which are not statements of historical fact may be deemed to be forward - looking statements, including, without limitation, statements identified by or containing words like "believes,” “expects,” “anticipates,” “intends,” “estimates,” “projects,” “potential,” “target,” “goal,” “plans,” “objective,” “should”, or similar expressions . The Company gives no assurances the assumptions upon which such forward - looking statements are based will prove correct . Forward - looking statements involve risks, uncertainties and assumptions, and are based on information currently available to us . Actual results may differ materially from those expressed herein due to many factors, including, without limitation : validation of the POSCO technology ; obtaining and the issuance of necessary government consents ; confirmation of initial exploration results ; the Company's ability to raise additional capital for exploration ; development and commercialization of the Company's projects ; future findings and economic assessment reports ; issuance of necessary government consents ; the Company's ability to identify appropriate corporate acquisition or joint venture opportunities in the lithium mining sector and to establish appropriate technical and managerial infrastructure ; political stability in countries in which we operate ; and lithium prices . For further information about risks faced by the Company, and its Maricunga Project, see the “Risk Factors” section of the Company’s Form S - 1 , filed with the SEC on January 17 th , 2013 . The Company undertakes no obligation to update any forward - looking statement contained herein to reflect events or circumstances which arise after the date of this release .

Li3 Energy Overview: Vision, Asset, People Focus on becoming a future low - cost mid - tier producer : Lithium market an oligopoly (controlled by SQM, Rockwood, FMC) Compete on a global scale through the acquisition and development of low - cost assets .; Founded in 2009 , OTCBB listed, South America based and focused ; May 2011 - Closed acquisition of highly regarded project in Salar de Maricunga . Maricunga Lithium Brine Project : Low cost, very attractive grades, world class deposit ; Completed US $ 8 million exploration and development program ; Published NI 43 - 101 Compliant Measured Resource ( 20 - year life at 15 , 000 MT per year Lithium Carbonate) ; Received DIA (environmental permit) in March 2013 Preliminary economic model shows robust economics ; Utilizing conventional production methods, expected to be one of the lowest cost lithium projects in the world . Secured Strategic Partner : POSCO – US $ 18 MM total investment to advance Maricunga to Feasibility Study stage currently own 25 . 9 % shares outstanding in Li 3 . Partner capable of deploying both financial and intellectual capital addressing the economics and inefficiencies in the Lithium Market (yield loss & time to market) ; 3

Li3 Energy Overview:
Vision, Asset, People

LI3ENERGY
www.li3energy.com / OTCBB: LIEG

Assembled world class Board, Management and Technical Team:

- Management - 75+ Years of experience in mining finance and lithium production:
  - Luis Saenz, CEO – former Standard Bank Mining and Metals Head, Americas.
  - Luis Santillana, CFO – 10+ years experience in mining industry related to finance, fund raising, treasury management, and strategic and financial planning.
  - Marc Lubow, EVP – 25+ years experience in operational preparedness, corporate finance, investment banking, business development, strategic relationships, investor and corporate communications.
- Board - Leaders with extensive commercial, mining, exploration, and project development experience:
  - Patrick Cussen, Chairman of the Board – 35+ years experience; President of Celta, a mining consulting company based in Chile.
  - Harvey McKenzie, Director – former CFO of several exploration, development, and producing mining public companies (TSX); consultant and board member of junior companies.
  - David Wahl, Director – Southampton Associates; mining & technical consultant to financial institutions and governments.
  - Patricio Campos, Director – 40+ years experience in mining project exploration, evaluation, technical and economic preparation.
- Technical - Specialized Technical Advisors with extensive experience in lithium industry:
  - Tom Currin, Technical Consultant – 30+ years experience in lithium industry (from production to downstream).
  - Don Hains – Qualified Person under TSX NI 43-101 standards; writing new TSX standards.

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Room to Grow : Li3 plans to be a mid - tier provider 5 Lithium c onsumption is estimated to exceed 400,000 tonnes by 2025, driven by increase use in multilple areas of consumption . SQM 26% Rockwoo d 12% FMC 7% China - own 18% Others 1% Talison 35% Lithium Market Share 2012 0 50,000 100,000 150,000 200,000 250,000 300,000 350,000 400,000 450,000 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Lithium c onsumption - Forecast 2012 - 2025 Tonnes LCE Others Polymers Aluminum Medical Continuos Casting Powders Air conditioning Lubricating greases Glass Frits Batteries Source : signumBOX estimates March 2013.

Global Lithium Production Costs : Li3 plans to be a mid - tier provider 6 Brines in Chile and Argentina are the source of low cost production ; The marginal cost of production is set by the high cost hard rock producers in Australia and China.

7 Worldwide Lithium : Capacity vs. Demand Current forecasts, existing capacity begins to become constrained in . 66% 60% 53% 51% 52% 53% 56% 59% 63% 63% 68% 73% 79% 86% 92% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 0 100,000 200,000 300,000 400,000 500,000 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Demand - Production capacity Balance Tonnes LCE Demand Production Capacity Utilization rate (%) Source : signumBOX estimates March 2013. New projects will be necessary to satisfy lithium demand

8 With demand growing, leading global companies are partnering to secure a stable, steady and secure secondary source of Lithium. Value Proposition: Numerous Countries Deem Lithium a Strategic Asset Companies who have strategic lithium partnerships: Note: Information compiled from public sources ; April 2013

Maricunga Project Highlights: 9 Purchased 60 % of Maricunga from Sociedades de Minerales LITIO 1 a 6 de la Sierra Hoyada de Maricunga, a group of private companies : – Comprised of six mining concessions, covering a total area of 1 , 438 hectares ; – Close to strategic mining epicenters ( Copiapo & El Salvador) ; – Infrastructure (road, port and power) in place to support development ; operative throughout the year . Located in the northeast section of the Salar de Maricunga in Region III of Atacama in northern Chile : – Situated at an elevation of 3 , 760 m . a . s . l . – Salar is listed as the 7 th largest Lithium Brine Resource at 200 , 000 tonnes Lithium, according to industry sources (CORFO ) ; – Previous studies indicate Maricunga would have a production cost lower than Salar de Hombre Muerto and slightly higher than Salar de Atacama due to net evaporation .

In 2011 , signumBOX , a leading, independent resource sector market analysis and research firm, ranked Maricunga : As 11 th top lithium project in the world ; signumBOX Performance Index (SPI) : • General Index of 3 . 23 ; • Geophysical Index of 3 . 60 ( 50 % higher than average) . Has the potential to become the # 1 ranked lithium project ; Contains sodium chloride and other potassium salts as by - products ; Disadvantage : higher elevation - longer evaporation times ; Highest Li concentrations, extensions and Li to K ratios ; Argentinean brines have lower Li and K concentrations ; Maricunga has 2 nd highest quality deposit of Li in Chile . Maricunga Project Highlights: 10

Maricunga Project Resource: In December 2011 , Li 3 completed the $ 8 million Phase One Exploration and Development Program : Li 3 accomplished in 4 months and with $ 8 million what peer group achieved in an average of 24 months and with substantially more capital ; A total of 431 samples were taken during the drilling and were submitted to the University of Antofagasta in Antofagasta, Chile for analysis . The average results are shown below in comparison with Li 3 ’s Phase One Program results and other Salars in Argentina : 11 *Note: “Maricunga Project” results provided from Li3 Phase One Exploration and Development Program sample analysis. Source – information in table prepared by Ehren - Gonzales April 2013 Maricunga Project* Salar de Atacama Salar de Hombre Muerto Salar de Olaroz ( well field ) Salar de Cauchari Lithium , g/l 1.25 1.84 0.74 0.77 0.62 Potassium, g/l 8.97 22.63 7.40 6.23 5.13 Magnesium, g/l 8.28 11.77 1.02 2.01 1.77 Sulfate, g/l 0.72 20.18 10.24 18.63 19.11 Mg/Li 6.7 6.4 1.4 2.6 2.9 K/Li 7.2 12.3 10.0 8.0 8.3 Sulfate/Li 0.6 11.0 13.8 24.1 30.9 K/Mg 1.1 1.9 7.3 2.6 2.9

Maricunga NI 43 - 101 Highlights : Hains Technology & Associates 12 May 2012 NI 43 - 101 Compliant Measured Resource The Maricunga Property holds significant potential for development as a source of lithium, potassium, and boron . Exploration work indicates that the brines in the property are enriched in lithium and potassium and that the brine has a Mg/Li ratio permitting lithium recovery . Excellent brine chemistry (g/L) : Lithium and potassium resources (as compounds) are estimated at : Further exploration work and expenditures are warranted to advance the Maricunga Project to the Feasibility Study stage . Lithium Carbonate (t) Potash (t) Measured Inferred Total Measured Inferred Total 574,064 56,368 630,432 1,482,638 145,771 1,628,409

Maricunga NI 43 - 101 Highlights : Hains Technology & Associates 13 May 2012 NI 43 - 101 Compliant Measured Resource The Maricunga Property holds significant potential for development as a source of lithium, potassium, and boron . Exploration work indicates that the brines in the property are enriched in lithium and potassium and that the brine has a Mg/Li ratio permitting lithium recovery . Excellent brine chemistry (g/L) : Lithium and potassium resources (as compounds) are estimated at : Further exploration work and expenditures are warranted to advance the Maricunga Project to the Feasibility Study stage . Lithium Carbonate (t) Potash (t) Measured Inferred Total Measured Inferred Total 574,064 56,368 630,432 1,482,638 145,771 1,628,409 K Li Mg Ca SO 4 B Mg/Li K/Li (SO 4 +2B) /( Ca+Mg ) 8.97 1.25 8.28 12.42 0.72 0.61 6.63 7.18 0.184

Maricunga NI 43 - 101 Highlights : Hains Technology & Associates 14 May 2012 NI 43 - 101 Compliant Measured Resource Future brine production can be achieved through a combination of production wells and open trenches : Analysis indicates that lithium carbonate and potash can be economically recovered from the brine through conventional technology . Estimated recovery using conventional production methods ( 50% ) : 300 , 000 tonnes of recoverable lithium carbonate, 20 year mine life, 15 , 000 tonnes per year of lithium carbonate production . It is believed that through the application of proprietary technology developed by Li 3 ’s strategic partner POSCO, lithium recovery from the Maricunga brine can be significantly enhanced from 50 % to over 70 % of the contained lithium in the recovered brine : Potentially Recoverable Resource Estimate Based on Process Technology Selection Yield Lithium Carbonate (MT) Conventional Process 50% 315,216 POSCO Process 70%+ 441,302+

Maricunga Exploration : Site Map and Camp 15 Legend : : 2007 Campaign Drill Holes : Seismic Lines : Sonic Core Boreholes : Production Wells Camp was located 4km northeast from the Project. Camp Location Rock Drilling / Boart Longyear Camp Core Samples Office Storage Dormitories Kitchen & Dining Trucks Lab Showers Restrooms

Maricunga Exploration : Sonic Drilling (C - 1 to C - 6) and Core Samples 16 Sonic Drilling Truck at C - 3 Sonic Drill Hole Sonic Drilling Truck at C - 3 C - 3 Core Samples Core Sample Lab Samples C - 3 Core Samples

Maricunga Exploration : P - 1 and P - 2 Production Wells 17 Monitoring Well (Total of 4 per Production Well) Well Drilling Truck P - 2 Samples Production Well Pump, Located at P - 1 and P - 2 P - 2 and Monitoring Well Trench Brine Pumping Well Pump

Leverage Operating Synergies & Economics: Maricunga Lithium Process Potassium Chloride Lithium Carbonate Potential Nitrate Process Credit Potassium Nitrate Iodine The Maricunga Project expects to produce a potassium chloride (potash) co - product . The potash to be shipped to a potential Nitrate Project, where it will be upgraded to a potassium nitrate fertilizer. The value added process will upgrade the lithium carbonate potash to 120,000 tonne per year of potassium nitrate which is currently priced at US$989 per tonne. P otential Nitrate Project could produce 700 tonnes per year of iodine which is currently priced at US$41,000 per metric tonne . 18 Sodium Nitrate = + Note: Pricing for Potasium and Iodine are subject to change and are compiled from public sources ; Jan 2013

Strategic Partner : Validation Strategic Alliance with one of the world’s largest steel manufacturers, poised for active partnering with substantial follow on possibilities: 19 August 2011 : Executed Securities Purchase Agreement (“SPA”) with POSCO Canada Ltd . , POSCO’s wholly owned subsidiary ; Strong vote of confidence in Maricunga and its advantages SPA covers future joint business opportunity ; September 2011 - Purchased US $ 8 million Li 3 Units @ $ 0 . 21 , consisting of one common share and one three year warrant (strike price $ 0 . 21 ) ; August 2012 – Closed second tranche funding (completing $ 18 million investment) Li 3 issued US $ 10 million Li 3 Units @ $ 0 . 16 , consisting of one common share and one three year warrant (strike price $ 0 . 21 ) . Li 3 issued 5 million two year warrants (strike price $ 0 . 15 ) ; Board representation ; Approximately 25 . 9 % ownership after US $ 18 million investment (not fully diluted ) . – ( NYSE:PKX)

– ( NYSE:PKX) 20 Strategic Partner : Further Validation and Committment Why this Strategic Alliance is important for Li3: Utilizing the conventional lithium process, Maricunga would have one of the lowest cost of production lithium projects in the world ; POSCO Advanced Process Technology for lithium extraction addresses the economics and inefficiencies in the lithium market by significantly improving lithium recovery yields and shorten time to production ; March 2012 : Executed non - binding “MOU” with POSCO : Design, build and operate test facility for recovery of lithium and other products at its sole expense ; Non - dilutive ; March 2013 POSCO announced : When measured against traditional forms of commercialization, its technology increases lithium yields from 40 - 50 % to 80% ; Achieved lithium carbonate end product in 8 hrs vs . industry average of 12 months ; Non dependent on climatic conditions, self contained and eliminates the use of evaporation ponds ; Technology is adaptable, scalable and represents a paradigm shift in how lithium is commercialized . Further demonstrates a long - term partnership to develop a lithium business that brings together financial, intellectual and technical capital .

Exploring a More Efficient Way : Circle Approx Land print Li3 Project utilizing C onventional E vaporation Ponds Li3 Project utilizing SPaCeR™ Technology 21 Differences between the conventional method and the POSCO method: Total Area (m 2 ) Li Recovery Conventional Facility 10,100,000 50% POSCO Test Facility 9,100* 70% The conventional approach to lithium is a slow process that uses “natural evaporation” (the sun), takes on average 14 - 18 months, encompasses a massive land foot - print, and represents one of the largest CAPEX portions of project development . Circle Approx Land print Li3 Project utilizing conventional evaporation ponds Li3 Project utilizing C onventi onal E vaporati on Ponds Li3 Project utilizing SPaCeR ™ Technolo gy Circle Approx Land print Li3 Project utilizing C onventional E vaporation Ponds Li3 Project utilizing POSCO Test Facility Conventional E vaporation Ponds Potential Plant Site at Llano de Varas *Total defined area is estimated and subject to change .

Chilean Mining Law and Government Permit Updates: 22 In Chile, lithium is considered “strategic” and therefore under current law is not exploitable under existing current mining concessions : Li 3 formed a Consortium for the purpose of participating in the Chilean CEOL Auction consisting of POSCO, Mitsui, Daewoo International and Li 3 ; September 14 th , as required by the rules of the CEOL Auction, Li 3 submitted its sealed bid ; September 24 th , The Chilean Government notified Li 3 that the bid was won by SQM : SQM Submitted a $ 40 M+ bid ; Li 3 Consortium submitted a $ 17 M+ bid ; Errazuris (Samsung as Backer) submitted a $ 6 M+ bid . September 27 th , Li 3 submitted a writ seeking to disqualify the SQM bid due to outstanding litigation (CEOL Rules clearly stated that no bidder would have any outstanding litigation with the State of Chile) ; October 1 st , Chilean Government, rescinded the SQM bid and declared the entire CEOL process invalid ; October 5 th , Li 3 filed formal request based upon the Rules established by the Ministry of Mining which stated it could disqualify any bidder due to not meeting the requirements, but it did not state the Government could declare the entire process invalid, thereby the CEOL should be awarded to the second highest bidder ; Li 3 Continues to evaluate strategies that could allow it to exploit lithium .

23 Comparable Company Statistics : Compelling Argument Note: All data estimated to be as of Jan 2013, compiled from SEDAR, Byron Capital and other public sources ; For comparison purposes only. Not a form of expressed or implied outcome . Of the Junior Lithium Companies developing brine, Maricunga has one of the highest lithium grades. Project Maricunga - Brine Cauchari - Brine Oloroz - Brine Mkt Cap $19.57MM $54.1MM $155MM Location Chile Argentina Argentina Economics Pre-Tax NPV (8%): $670MM Pre-Tax NPV (8%): $738MM Pre-Tax NPV (7.5%) $449MM Li Grade (mg/L Li) 1,250 585 690 Total LCE (tonnes) 663,264 11,752,000 1,500,000 Potassium Grade (mg/L K) 8,970 4,851 5,730 Total Potash (tonnes) 1,628,409 35,279,000 10,100,000 Mg/Li Ratio 6.6:1 2.34:1 2.4:1 Stage of Development NI 43-101 M&I Report Definitive Feasibility Study, Environmental Definitive Feasibility Study DIA for further work approved; Impact Study, Local Government Approval Project is fully permitted DFS Expected Q1-2014 Project is fully permitted Pre-construction

Comparable Company Statistics : Compelling Argument From a technical project development standpoint, Li3 has caught its junior mining peer group with less capital and a shorter time frame. Note: All data estimated to be as of June 2012, compiled from SEDAR and other public sources ; For comparison purposes only. Not a form of expressed or implied outcome . 24 Lithium Americas – The past 2 ¼ years has reported total exploration expenses of $ 37 . 6 M to reach DFS ; Orocobre – The past 3 years has reported total exploration expenses of $ 16 . 7 M to reach DFS ; Rodinia Lithium – The past 3 years has reported total exploration expenses of $ 15 . 6 M to reach PEA ; Li 3 Energy – Completed Phase 1 Exploration program in 8 months and reported total exploration expenses of approximately $ 8 M to reach NI 43 - 101 Compliant Measured Resource Report, completed in April 2012 . Li 3 has timely met all underlined states milestones leading up to completion of the NI 43 - 101 Report .

Li3 and Comparable Stock Chart: 25 LIEG stock performance versus peer group : Stock price change over the last year not reflective of accomplished milestones . 8/2011 – Closes POSCO Transaction 8/2011 – Announced $18MM Dev. Plan 9/2011 – Close on $8MM POSCO Funding 10/2011 – Board Expansion 12/2011 – LOI to increase Land Holdings 3/2011 – Closed Maricunga 5/2011 – Signs MOU w/ POSCO 5/2011 – NI 43 - 101 Report 6/2011 – signumBOX Ranking 3/2012 – MOU POSCO for Test Facility 4/2012 – Released NI 43 - 101 6/2012 – Secures $10MM Commitment from POSCO 8/2012 – Closed US$10MM POSCO Funding 9/2012 - Li3 Loses CEOL Auction 3/2013 – Li3 announces DIA 3/2013 – POSCO technology results

Li3 Capital Structure : 26 *Data as of December 2012. Li3 Energy, Inc. Cap Structure (OTCBB: LIEG) (Shares in millions) As of 12/13/2012 Existing Li3 Energy Maricunga Sellers - (As a Group) 122.5 31.1% POSCO 100.6 25.5% LW Emerging Markets 18.4 4.7% Other Investors 152.5 38.7% Total Shares Outstanding 394.0 100.0% Unit Offering Warrants Existing Warrants and Options 50.6 POSCO 105.6 Fully Diluted Outstanding 550.2 Li3 Largest Equity Holders Name Amont of Stock Ownership (non FD) Calcata Sociedad Anónima S.A.* 51,041,666 13.0% POSCO Canada Ltd. 100,595,238 25.5% Campos Mineral Asesorias Profesionales Ltd* 18,375,000 4.7% LW Emerging Markets Opportunities Master Fund, Ltd. 18,372,500 4.7% Roberto Gaona Velasco* 16,333,334 4.1% Christian H. Reyes* 16,333,334 4.1% Jorge Barrozo Sankan* 12,250,000 3.1% Jean Pierre Naciff Catalano* 8,166,666 2.1% Total 241,467,738 61.3% *Maricunga Sellers Shareholder

Management: Exemplary, Vision & Track Record Luis Saenz – Chief Executive Officer – Director Named head of Standard’s mining and metals team, Americas (2007) . Joined Standard Bank Plc’s investment banking unit in New York (1997) and relocated to Peru (1998) to establish Standard’s local Rep office to lead its mining and metals organization in Latin America . – Standard (JSE : SBK) is South Africa’s largest bank, conducting operations worldwide with a focus on emerging markets . Previously worked for Pechiney World Trade in base metals trading before joining Merrill Lynch as VP Commodities (Latin America) . Over 18 years of experience in mining finance and metals trading . Luis Santillana – Chief Financial Officer 10 + years mining industry experience in finance and fund raising, debt facilities, deal negotaition and execution, strategic and financial planning, valuations to support decision making, treasury management, and improvement of management reporting . Former Stategic Planning manager for ENRC PLC, a $ 7 B revenue diversified mining company listed on the LSE (FTSE 100 ) . Former member of the core management team at Hochschild Mining plc, a Peruvian gold and silver producer, that lead Hochschild’s successful IPO and listing on the LSE (FTSE 250 ) . Financial Manager for the Peruvian subsidiaries . MBA from IESE Business School (Spain) and a Bachelor’s Degree in Industrial Engineering from Universidad de Lima (Peru) . Marc S . Lubow – Executive Vice President 25 + years of experience in business development, investment banking, finance, operations, operational preparedness and readiness initiatives, transaction negotiation and execution and strategic and financial planning . Successful track record as consultant for both public and private sector companies for successfully implementing strategies, strategic partnerships and alliances, business development, corporate communications and investor relations . 27

Board of Directors:

Li3ENERGY
www.li3energy.com/OTCBB: LIEG

Patrick Cussen – Chairman of the Board

- 35+ years minerals and mining experience; President of Celta, a mining consulting company based in Chile ;Former Managing Director of Chile Copper Ltd., subsidiary of Codelco, in London; Chairman of the Board of Cesco, the Chilean think-tank on mining;

Patricio Campos – Director

- 40 years minerals and mining experience in project exploration, evaluation, technical and economic preparation; Consultant to Anglo American and SQM (Salar de Atacama project), Falcon Mines, MAGSA, ACF Minera S.A., Former Professor of Mining Economy and due diligence at the Mining Department, Universidad de Chile and Instituto de Ingenieros de Minas de Chile.

Harvey McKenzie – Director

- Chartered Accountant, CFO and Corporate Secretary to Anconia Resources Corp. (TSXV: ARA.V) and Eurotin Inc., (TSXV: TIN.V); CFO and Director to Manor Global Inc.,; Former CFO to several Canadian publicly listed exploration, development and producing mining companies;

SungWon Lee, PhD., – Director

- Metallurgist with vast knowledge in aluminum forming and superplasticity; Joined POSCO in 2000 currently serving as Director of Lithium Project Department; Team Leader of New Business Development Department; Led the development of the Magnesium Coil Project and the Fe-Mn Alloy Joint Venture.

Alan Fraser – Director

- 24+ years Engineering Business Development resource project experience; current Managing Director, shareholder P3 Consultores S.A., a Global Resource Project Management & Risk Management Firm – clients include Anglo American, Colahuasi and others.

Eduardo de Aguirre – Director

- 35+ years of professional experience in General Management, Sales, Business Development, Finance and Project Management; Current attorney of General Dynamics Installation Services, LLC.

David G. Wahl, P. Eng., P.Geo,. ICD,.D, – **Director**

- Current Chairman of Southampton Associates, a Geological and Engineering Consulting firm, specializing in mining and technical issues for corporate clients, financial institutions and governments.

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Technical Advisors:

Li3ENERGY

www.li3energy.com/OTCBB: LIEG

Thomas Currin – Technical Consultant

- President and Founder of Miz Commercializadora & Limtech Technologies, Inc. (1993 - present), a private company that provides engineering services, lithium chemical products and recycling services to the lithium chemical industry; Previously worked for FMC Inc. as Division Planning Coordinator, Technical Production Superintendent and Process Engineer.

Don Hains, P.Geo – Qualified Person under TSX NI 43-101 Standards

- An industrial minerals exploration and economic geologist with over 30 years of experience in development, use and analysis of industrial minerals properties; Prepared valuation reports to feasibility and market studies in Canada, United States, Europe, Africa and Asia; Registered Professional Geoscientist (Ontario Licence #0494); Author of CIM Best Practice Guidelines for Estimation of Lithium Brine Resources and Reserves;

Frits Reidel, CPG – Qualified Person under TSX NI 43-101 Standards

- Hydrogeologist with 25 years of working experience on water, brine and infrastructure related projects for the mining industry in North and South America;Previously involved with the reserve evaluation and feasibility study of Orocobre Ltd; Technical advisor to Lithium Americas Corp on the Cauchari Lithium Project, and participated in the initial resource evaluation of Salar de Hombre Muerto for FMC

Peter Ehren, Aus IMM

- Independent consultant, expert in development processes and technical and economic assessment of new projects, especially relating to lithium (brine and minerals) and potassium. Previously evaluated projects in China, Chile, Argentina, and Australia.

Macarena Gonzalez

- Environmental consultant, expert in the environmental and social fields, current consultant and partner of Process and Environmental Consultancy; Handled environmental matters and developed DIA's and EIA's for Salar de Olaroz, Salar de Maricunga, Salar de Aguas Calientes, among others.

Pedro Pavlovic

- Chemical senior engineer with 40 years of experience in project development, particularly in production of potassium nitrate, lithium carbonate, potassium chloride, and iodine. Previously prepared sampling procedures for brine, evaporation design for test work and lithium processing routes.

Carlos Espinoza, PhD

- Current Associate Professor of Universidad de Chile, extensive experience in hydrogeological simulation and modeling, baseline studies evaluation of environmental impact studies and water resources, and evaporation well simulation (Salar de Atacama).

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30 Li3 Continues To Execute : Credibility through deliverables In Closing, Li3 Stated It Would… x Assemble most experienced Management Team, Technical Team, Advisory Board & Board of Directors in the Industry . x To compete on a global scale, identify and acquire the lowest cost lithium assets in South America : Maricunga – once in production, one of the lowest cost lithium projects worldwide . x Identified and secured Strategic Partner capable of deploying both financial and intellectual capital necessary to develop and commercialize acquired lithium assets in an accelerated manner . x Address economics and current inefficiencies regarding how lithium is commercialized (yield loss and time to market) . x Complete evaluation of POSCO Process Technology Initiative – 1 st , Quarter 2013 . Identify, acquire, explore and develop additional acreage to support Maricunga as well as synergistic mineral projects to increase by - product credits and further lower production costs . Complete PEA and Feasibility Study – TBD .

Contact: 31 Luis Saenz, Chief Executive Officer Marchant Pereira 150 Oficina 803 Providencia, Santiago - Chile luis.saenz@li3energy.com T : +56 2 2 896 - 9100 Thank You!